Mine restoration provisions	12 Months Ended
Dec. 31, 2022
Disclosure Of Provisions [Abstract]
Mine restoration provisions	Mine restoration provisions
The Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2022, management used a risk-free rate applicable to each location’s functional currency ranging from 3.88% to 3.90% and a long-term inflation rate of 2.1%. The undiscounted cash flows, before inflation adjustments, and including the Company's proportionate share of the reclamation costs for Gramalote, to settle the mine restoration provisions was estimated at approximately $122 million at December 31, 2022 (2021 - $105 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2032 to 2043.

The following table shows the movement in the provision for mine restoration provisions:

	2022	2021
	$	$

Balance, beginning of year	117,281	104,282
Reclamation spending	(793)	(343)
Accretion expense	2,571	1,438
Change in obligation	(17,946)	12,484
Liabilities associated with assets sold	—	(580)
Balance, end of year	101,113	117,281
Less: current portion	(5,545)	(734)
	95,568	116,547